OPPENHEIMER MAIN STREET SMALL CAP FUND®/VA

Supplement dated February 22, 2011 to the

Summary Prospectus

This supplement amends the Oppenheimer Main Street Small Cap Fund/VA (the "Fund") summary prospectus (the "Summary Prospectus") dated April 30, 2010.

Effective as of April 30, 2011:

1. The Fund will change its name to "Oppenheimer Main Street Small- & Mid-Cap Fund®/VA"

2. The Fund will expand its principal investments to include companies with market capitalizations within the range of the Russell 2500TM Index. We believe that the increased flexibility to allocate investments across a wider market capitalization range will allow the Fund to take advantage of more opportunities to seek returns and manage risks. The portfolio managers will continue to combine fundamental research and quantitative analysis to identify investments for the Fund's portfolio.

3. The Summary Prospectus section titled "Principal Investment Strategies" will be deleted in its entirety and the following disclosure will be added:

Principal Investment Strategies. The Fund mainly invests in common stocks of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization in the range of the Russell 2500TM Index (currently approximately $25 million to $6 billion dollars). That capitalization range is subject to change due to market activity or changes in the composition of the index. The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Fund's capitalization definition.

The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

•	aims to maintain broad diversification across all major economic sectors;

•	uses quantitative models, including sector-specific factors, to rank securities within each economic sector;

•	uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and

•	considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

4. The Summary Prospectus section titled " Principal Risks " will be deleted in its entirety and the following disclosure will be added:

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Investing in Small Unseasoned Companies. The Fund can invest in the securities of small unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. In addition to the other risks of smaller issuers, these securities may have a very limited trading market, making it harder for the Fund to sell them at an acceptable price. The price of these securities may be very volatile, especially in the short term.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

WHO IS THE FUND DESIGNED FOR? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund focusing on stocks of smaller companies. The Fund is not designed for investors needing current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

5. The Russell 2500TM Index will be added to the Fund's performance comparisons.

6. The Summary Prospectus section titled "Portfolio Managers" will be deleted and will be replaced by the following:

Portfolio Managers. Matthew P. Ziehl has been lead portfolio manager and Vice President of the Fund since May 2009, Raymond Anello has been co-lead portfolio manager and Vice President of the Fund since May 2011, and Raman Vardharaj has been co-portfolio manager and Vice President of the Fund since May 2009.

February 22, 2011                                                                                                                                                                     PS0297.010